Exhibit-99.2

Second Quarter 2007 Investor Call

NASDAQ: HMSY

Safe Harbor Statement

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of HMSY, or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The important factors that could cause actual results to differ materially from those indicated by such forward-
looking statements include, but are not limited to (i) the information being of a preliminary nature and therefore subject to further adjustment; (ii) the uncertainties of litigation; (iii) HMSY’s dependence on significant customers; (iv) changing conditions in the healthcare industry which could simplify the reimbursement process and adversely affect HMSY’s business; (v) government regulatory and political pressures which could reduce the rate of growth of healthcare expenditures and/or discourage the assertion of claims for reimbursement against and delay the ultimate receipt of payment from third party payors; (vi) competitive actions by other companies, including the development by competitors of new or superior services or products or the entry into the market of new competitors; (vii) all the risks inherent in the development, introduction, and implementation of new products and services; and (viii) other risk factors described from time to time in HMSY’s filings with the SEC, including HMSY’s Form 10-K for the year ended December 31, 2006.  HMSY assumes no responsibility to update the forward-looking statements contained in this release as a result of new information, future events or otherwise. When/if used in this presentation, the words “focus,” “believe,” “confident,” “anticipate,” “expected,” “strong,” “potential,” and similar expressions are intended to identify forward-looking statements, and the above described risks inherent therein.

Second Quarter 2007 Investor Call

Discussion Outline

Q2 2007 financial performance

Revenue mix

New business

2007 guidance: updated

Q & A

Second Quarter 2007 Investor Call

Consolidated Statements of Income

($ in thousands)

     Income from continuing operations

Discontinued operations:

           161

     Income from discontinued operations

          Net income

Income taxes

     Income before income taxes

Interest income

Interest expense

     Operating income

          Total cost of services

     Amortization of acquisition related intangibles

    Other operating costs

     Direct project costs

     Occupancy

     Data Processing

     Compensation

Cost of Services:

Revenue

Three Months Ended June 30

($ in thousands)

$35,061

13,387

2,335

2,293

5,188

3,514

1,163

$27,880

7,181

(542)

111

6,750

2,943

3,807

-

$3,807

$16,850

8,068

1,549

1,315

2,278

1,892

-

$15,102

1,748

-

573

2,321

947

1,374

$1,535

2007

2006

Second Quarter 2007 Investor Call

Consolidated Statements of Income

($ in thousands)

6,779

     Income from continuing operations

Discontinued operations:

     Income from operations

Income taxes

     Income before income taxes

Interest income

Interest expense

     Operating income

          Total cost of services

     Amortization of acquisition related intangibles

    Other operating costs

     Occupancy

     Data Processing

     Compensation

Cost of Services:

Revenue

Six Months Ended June 30

($ in thousands)

Consolidated Statements of Income

     Income from continuing operations

Discontinued operations:

     Income from operations

          Net income

Income taxes

     Income before income taxes

Interest income

Interest expense

     Operating income

          Total cost of services

     Amortization of acquisition related intangibles

    Other operating costs

      Direct project costs

     Occupancy

     Data Processing

     Compensation

Cost of Services:

Revenue

2007

2006

Six Months Ended June 30

$67,299

26,460

4,482

4,274

10,345

6,357

2,326

$54,244

13,055

(1,251)

216

12,020

5,241

6,779

-

$6,779

$33,228

15,946

2,998

2,560

4,966

3,302

-

$29,772

3,456

-

1,088

4,544

1,865

2,679

161

$2,840

Second Quarter 2007 Investor Call

EBITDA Reconciliation

Adjusted EBITDA

        Share based compensation expense

Earnings before interest, taxes, depreciation
and amortization  (EBITDA)

        Depreciation and amortization, net of deferred
        financing costs included in net interest expense

        Income taxes

        Net interest expense (income)

        Net income

Three Months Ended June 30

($ in thousands)

$ 3,807

431

2,943

2,457

9,638

452

$ 10,090

2007

2006

$ 1,535

(573)

947

682

2,591

299

$ 2,890

Second Quarter 2007 Investor Call

EBITDA Reconciliation

Adjusted EBITDA

        Share based compensation expense

Earnings before interest, taxes, depreciation
and amortization  (EBITDA)

        Depreciation and amortization, net of deferred
        financing costs included in net interest expense

        Income taxes

        Net interest expense (income)

        Net income

Six Months Ended June 30

($ in thousands)

$ 6,779

1,035

5,241

4,803

17,858

1,003

$ 18,861

2007

2006

$ 2,840

(1,088)

1,865

1,299

4,916

573

$ 5,489

Second Quarter 2007 Investor Call

Condensed Balance Sheets

Retained earnings

Total liabilities and shareholders' equity

                Total shareholders' equity

        Other comprehensive loss

Treasury stock

Capital in excess of par value

Common stock

        Total liabilities

               Total long-term liabilities

        Other liabilities

        Long-term debt

               Total current liabilities

        Current portion of long-term debt

        Amounts due to PCG, Inc.

        Accounts payable, accrued expenses and other liabilities

Current liabilities:

Liabilities and Shareholders' Equity

Total assets

Other non-current assets

Property and equipment, net

               Total current assets

        Prepaid expenses and other current assets

        Accounts receivable, net

        Cash and cash equivalents and short-term investments

Current assets:

Assets

December 31, 2006

($ in thousands)

June 30, 2007

($ in thousands)

$21,095

32,291

30,930

3,736

57,122

13,559

107,646

$178,327

$14,556

15,478

6,300

36,334

20,475

3,091

23,566

$59,900

254

115,566

12,010

(9,397)

(6)

$118,427

$178,327

$12,527

5,352

48,809

12,160

96,274

$157,243

$14,285

1,385

7,875

23,545

23,625

3,166

26,791

$50,336

250

110,876

5,231

(9,397)

(53)

$106,907

$157,243

Second Quarter 2007 Investor Call

Condensed Statements of Cash Flow

($ in thousands)

Six Months Ended June 30

($ in thousands)

Net income

Net cash provided by (used in) financing activities

Net cash used in investing activities

Net cash provided by operating activities

Cash / cash equivalents at end of period

Cash / cash equivalents at beginning of period

Net cash provided by discontinued operations

Net increase in cash and cash equivalents

$ 6,779

(1,034)

2007

2006

$ 2,840

7,006

(4,268)

(8,349)

2,381

161

3,641

$ 4,840

13,870

8,568

-

12,527

$ 21,095

1,038

Second Quarter 2007 Investor Call

2007 Revenue Mix

Enrollment Services

RAC

Veterans

Program Integrity

Medical Support

Services

Cost Avoidance

Managed Care

Coordination

of Benefits

Federal

Second Quarter 2007 Investor Call

New Business

    State Government

Alaska re-procured through 06/09; three 1-year options

Georgia: re-procured through 06/08; four 1-year options

Ohio: extended through 06/09

Oklahoma: extended through 06/08

West Virginia: extended through 06/08

Managed Care

Gateway Health Plan (250K lives)

Humana Florida Medicaid Plan (50K lives)

United Healthcare: extended through 04/09

Amerigroup scope expansion

    Medical Support Services

Ohio Dept. of Job and Family Services

Second Quarter 2007 Investor Call

Revenue ($ in millions)
EBITDA ($ in millions)

HMS·Holdings·Corp.

$0

$20

$40

$60

$80

$100

$120

$140

$160

2003

2004

2005

2006

2007E

0.0

5.0

10.0

15.0

20.0

25.0

30.0

35.0

40.0

45.0

Aug 3

Revenue

May 4

Revenue

Aug 3

Adjusted

EBITDA

May 4

Adjusted

EBITDA

2007 Guidance: Updated

Second Quarter 2007 Investor Call

Appendix: EBITDA

EBITDA is defined as earnings before interest, taxes, depreciation and amortization and adjusted EBITDA represents EBITDA adjusted for share based compensation expense.
EBITDA is a measure commonly used by the capital markets to value enterprises. Interest, taxes, depreciation and amortization can vary significantly between companies due in part to differences in accounting policies, tax strategies, levels of indebtedness and interest rates. Excluding these items provides insight into the underlying results of operations and facilitates comparisons between HMSY and other companies. EBITDA is also a useful measure of the company’s ability to service debt and is one of the measures used for determining debt covenant compliance.  In addition, because of the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation expense from EBITDA enhances the ability of management and investors to compare our core operating results over multiple periods with those of other companies.  Management believes EBITDA and adjusted EBITDA information is useful to investors for these reasons.
Both EBITDA and adjusted EBITDA are non-GAAP financial measures and should not be viewed as an alternative to GAAP measures of performance. Management believes the most directly comparable GAAP financial measure is net income and has provided a reconciliation of EBITDA and adjusted EBITDA to net income in this presentation.

Second Quarter 2007 Investor Call

NASDAQ: HMSY